                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-25918                  13-3672716
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      / /   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      / /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      / /   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      / /   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On September 19, 2007, Everlast Worldwide Inc. (the "Company") announced that it received shareholder approval of the Agreement and Plan of Merger, dated as of June 28, 2007, as amended by Amendment No. 1 to the Agreement and Plan of
Merger, dated as of June 29, 2007, among Brands Holdings Limited, EWI
Acquisition, Inc. and the Company.

      A copy of the press release issued by the Company on September 19, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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99.1              Press Release dated September 19, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)
Date: September 19, 2007
                                    By: /s/ Seth A. Horowitz
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                                    Name:  Seth A. Horowitz
                                    Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Exhibits
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99.1              Press Release dated September 19, 2007.

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